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                           MASTER LEASE AGREEMENT
[LOGO]
Banc One Leasing Corporation

This MASTER LEASE AGREEMENT is made, entered and dated as of October 30, 1996, by and between:

LESSOR:                           LESSEE:   STB SYSTEMS, INC.
BANC ONE LEASING CORPORATION                1651 N. GLENVILLE
2400 Corporate Exchange Drive               RICHARDSON, TX 75081
Columbus, Ohio 43231

1. LEASE OF EQUIPMENT: Lessor leases to Lessee, and Lessee leases from Lessor, all the property described in the Lease Schedules which are signed from time to time by Lessor and Lessee.

2. CERTAIN DEFINITIONS: "Schedule" means each Lease Schedule signed by Lessee and Lessor which incorporates the terms of this Master Lease Agreement, together with all exhibits, riders, attachments and addenda thereto. "Equipment" means the property described in each Schedule, together with all attachments, additions, accessions, parts, repairs, improvements, replacements and substitutions thereto. "Lease", "herein", "hereunder", "hereof" and similar words mean this Master Lease Agreement and all Schedules, together with all exhibits, riders, attachments and addenda to any of the foregoing, as the same may from time to time be amended, modified or supplemented. "Prime Rate" means the prime rate of interest announced from time to time as the prime rate by Bank One, Columbus, NA; provided, that the parties acknowledge that the Prime Rate is not intended to be the lowest rate of interest charged by said bank in connection with extensions of credit. "Lien" means any security interest, lien, mortgage, pledge, encumbrance, judgment, execution, attachment, warrant, writ, levy, other judicial process or claim of any nature whatsoever by or of any person. "Fair Market Value" means the amount which would be paid for an item of Equipment by an informed and willing buyer (other than a used equipment or scrap dealer) and an informed and willing seller neither under a compulsion to buy or sell. "Lessor's Cost" means the invoiced price of any item of Equipment plus any other cost to Lessor of acquiring an item of Equipment. All terms defined in the Lease are equally applicable to both the singular and plural form of such terms.

3. LEASE TERM AND RENT: The term of the lease of the Equipment described in each Schedule ("Lease Term") commences on the date stated in the Schedule and continues for the term stated therein. As rent for the Equipment described in each Schedule, Lessee shall pay Lessor the rent payments and all other amounts stated in such Schedule, payable on the dates specified therein. All payments due under the Lease shall be made in United States dollars at Lessor's office stated in the opening paragraph or as otherwise directed by Lessor in writing.

4. ORDERING, DELIVERY, REMOVAL AND INSPECTION OF EQUIPMENT: If an event of default occurs or if for any reason Lessee does not accept, or revokes its acceptance of, equipment covered by a purchase order or purchase contract or if any commitment or agreement of Lessor to lease equipment to Lessee expires, terminates or is otherwise canceled, then automatically upon notice from Lessor, any purchase order or purchase contract and all obligations thereunder shall be assigned to Lessee and Lessee shall pay and perform all obligations thereunder. Lessee agrees to pay, defend, indemnify and hold Lessor harmless from any liabilities, obligations, claims, costs and expenses (including reasonable attorney fees and expenses) of whatever kind imposed on or asserted against Lessor in any way related to any purchase orders or purchase contracts. Lessee shall make all arrangements for, and Lessee shall pay all costs of, transportation, delivery, installation and testing of Equipment. The Equipment shall be delivered to Lessee's premises stated in the applicable Schedule and shall not be removed without Lessor's prior written consent. Lessor has the right upon reasonable notice to Lessee to inspect the Equipment wherever located. Lessor may enter upon any premises where Equipment is located and remove it immediately, without notice or liability to Lessee, upon the expiration or other termination of the Lease Term.

5. MAINTENANCE AND USE: Lessee agrees it will, at its sole expense: (a) repair and maintain the Equipment in good condition and working order and supply and install all replacement parts or other devices when required to so maintain the Equipment or when required by applicable law or regulation, which parts or devices shall automatically become part of the Equipment; (b) use and operate the Equipment in a careful manner in the normal course of its business and only for the purposes for which it was designed in accordance with the manufacturer's warranty requirements, and comply with all laws and regulations relating to the Equipment, and obtain all permits or licenses necessary to install, use or operate the Equipment; and (c) make no alterations, additions, subtractions, upgrades or improvements to the Equipment without Lessor's prior written consent, but any such alterations, additions, upgrades or improvements shall automatically become part of the Equipment. The Equipment will not be used or located outside of the United States.

6. NET LEASE; NO EARLY TERMINATION: The Lease is a net lease. Lessee's obligation to pay all rent and all other amounts payable under the Lease is absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any character including, without limitation,
(a) any setoff, claim, counterclaim, defense or reduction which Lessee may have at any time against Lessor or any other party for any reason, or (b) any defect in the condition, design or operation of, any lack of fitness for use of, any damage to or loss of, or any lack of maintenance or service for any of the Equipment. Each Schedule is a noncancelabIe lease of the Equipment described therein and Lessee's obligation to pay rent and perform all other obligations thereunder and under the Lease are not subject to cancellation or termination by Lessee for any reason.

7. NO WARRANTIES BY LESSOR: LESSOR LEASES THE EQUIPMENT AS-IS, WHERE-IS, AND WITH ALL FAULTS. LESSOR MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, OF ANY KIND AS TO THE EQUIPMENT INCLUDING, WITHOUT LIMITATION: ITS MERCHANTABILITY; ITS FITNESS FOR ANY PARTICULAR PURPOSE; ITS DESIGN, CONDITION, QUALITY, CAPACITY, DURABILITY, CAPABILITY, SUITABILITY OR WORKMANSHIP; ITS NON-INTERFERENCE WITH OR NON-INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHT; OR ITS COMPLIANCE WITH ANY LAW, RULE, SPECIFICATION, PURCHASE ORDER OR CONTRACT PERTAINING THERETO. Lessor hereby assigns to Lessee the benefit of any assignable manufacturer's or supplier's warranties, but Lessor, at Lessee's written request, will cooperate with Lessee in pursuing any remedies Lessee may have under such warranties. Any action taken with regard to warranty claims against any manufacturer or supplier by Lessee will be at Lessee's sole expense. LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED OF ANY KIND AS TO THE FINANCIAL CONDITION OR FINANCIAL STATEMENTS OF ANY PARTY OR AS TO THE TAX OR ACCOUNTING TREATMENT OR CONSEQUENCES OF THE LEASE, THE EQUIPMENT OR THE RENTAL PAYMENTS.

8. INSURANCE: Lessee at its sole expense shall at all times keep each item of Equipment insured against all risks of loss or damage from every cause whatsoever for an amount not less than the greater of the full replacement value or the Lessor's Cost of such item of Equipment. Lessee at its sole expense shall at all times carry public liability and property damage insurance in amounts satisfactory to Lessor protecting Lessee and Lessor from liabilities for injuries to persons and damage to property of others relating in any way to the Equipment. All insurers shall be reasonably satisfactory to Lessor. Lessee shall deliver to Lessor satisfactory evidence of such coverage. Proceeds of any insurance covering damage or loss of the Equipment shall be payable to Lessor as loss payee and shall, at Lessor's option, be applied toward (a) the replacement, restoration or repair of the Equipment, or (b) payment of the obligations of Lessee under the Lease. Proceeds of any public liability or property insurance shall be payable first to Lessor as additional insured to the extent of its liability, then to Lessee. If an event of default occurs and is continuing, or if Lessee fails to make timely payments due under Section 9 hereof, then Lessee automatically appoints Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee or Lessor to make claim for, receive payment of, and sign and endorse all documents, checks or drafts for loss or damage under any such policy. Each insurance policy will require that the insurer give Lessor at least 30 days prior written notice of any cancellation of such policy and will require that Lessor's interests remain insured regardless of any act, error, omission, neglect or misrepresentation of Lessee. The insurance maintained by Lessee shall be primary without any right of contribution from insurance which may be maintained by Lessor.

9. LOSS AND DAMAGE: (a) Lessee bears the entire risk of loss, theft, damage or destruction of Equipment in whole or in part from any reason whatsoever ("Casualty Loss"). No Casualty Loss to Equipment shall relieve Lessee from the obligation to pay rent or from any other obligation under the Lease.


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MM-1A (3/94)

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9.   LOSS AND DAMAGE (continued): In the event of Casualty Loss to any item of
Equipment, Lessee shall immediately notify Lessor of the same and Lessee shall, if so directed by Lessor, immediately repair the same. If Lessor determines that any item of Equipment has suffered a Casualty Loss beyond repair ("Lost Equipment"), then Lessee, at the option of Lessor, shall: (1) Immediately replace the Lost Equipment with similar equipment in good repair, condition and working order free and clear of any Liens and deliver to Lessor a bill of sale covering the replacement equipment, in which event such replacement equipment shall automatically be Equipment under the Lease; or (2) On the rent payment date which is at least 30 but no more than 60 days after the date of the Casualty Loss, pay to Lessor all amounts then due and payable by Lessee under the Lease for the Lost Equipment plus the Stipulated Loss Value for such Lost Equipment as of the date of the Casualty Loss. Upon payment by Lessee of all amounts due under the above clause (2), the lease of the Lost Equipment will terminate and Lessor shall transfer to Lessee all of Lessor's right, title and interest in such Equipment on an "as-is, where-is" basis with all faults, without recourse and without representation or warranty of any kind, express or implied.

     (b) "Stipulated Loss Value" of any item of Equipment during its Lease Term equals the present value discounted in arrears to the applicable date at the applicable SLV Discount Rate of (1) the remaining rents and all other amounts [including, without limitation, any balloon payment and, as to a terminal rental adjustment clause ("TRAC") lease, the TRAC value stated in the Schedule, and any other payments required to be paid by Lessee at the end of the applicable Lease Term] payable under the Lease for such item on and after such date to the end of the applicable Lease Term and (2) an amount equal to the Economic Value of the Equipment. For any item of Equipment, "Economic Value" means the Fair Market Value of the Equipment at the end of the applicable Lease Term as originally anticipated by Lessor at the Commencement Date of the applicable Schedule: provided, that Lessee agrees that such value shall be determined by the books of Lessor as of the Commencement Date of the applicable Schedule. After the payment of all rent due under the applicable Schedule and the expiration of the Lease Term of any item of Equipment, the Stipulated Loss Value of such item equals the Economic Value of such item. Stipulated Loss Value shall also include any Taxes payable by Lessor in connection with its receipt thereof. For any item of Equipment, "SLV Discount Rate" means an interest rate equal to the Prime Rate in effect on the Commencement Date of the Schedule for such item minus two percentage points.

10. TAX BENEFITS INDEMNITY. (a) The Lease has been entered into on the basis that Lessor shall be entitled to such deductions, credits and other tax benefits as are provided by federal, state and local income tax law to an owner of the Equipment (the "Tax Benefits") including, without limitation: (1) modified accelerated cost recovery deductions on each item of Equipment under Section 168 of the Code (as defined below) in an amount determined commencing with the taxable year in which the Commencement Date of the applicable Schedule occurs, using the maximum allowable depreciation method available under Section 168 of the Code, using a recovery period (as defined in Section 168 of the Code) reasonably determined by Lessor, and using an initial adjusted basis which is equal to the Lessor's Cost of such item; (2) amortization of the expenses paid by Lessor in connection with the Lease on a straight-line basis over the term of the applicable Schedule; and (3) Lessor's federal taxable income will be subject to the maximum rate on corporations in effect under the Code as of the Commencement Date of the applicable Schedule.

     (b) If on any one or more occasions (1) Lessor shall lose, shall not have or shall lose the right to claim all or any part of the Tax Benefits, (2) there shall be reduced, disallowed, recalculated or recaptured all or any part of the Tax Benefits, or (3) all or any part of the Tax Benefits is reduced by a change in law or regulation (each of the events described in subparagraphs 1, 2 or 3 of this paragraph (b) will be referred to as a "Tax Loss"), then, upon 30 days written notice by Lessor to Lessee that a Tax Loss has occurred, Lessee shall pay Lessor an amount which, in the reasonable opinion of Lessor and after the deduction of all taxes required to be paid by Lessor with respect to the receipt of such amount, will provide Lessor with the same after-tax net economic yield which was originally anticipated by Lessor as of the Commencement Date of the applicable Schedule.

     (c) A Tax Loss shall occur upon the earliest of: (1) the happening of any event (such as disposition or change in use of an item of Equipment) which may cause such Tax Loss; (2) Lessor's payment to the applicable taxing authority of the tax increase resulting from such Tax Loss; or (3) the adjustment of Lessor's tax return to reflect such Tax Loss.

     (d) Lessor shall not be entitled to payment under this section for any Tax Loss caused solely by one or more of the following events: (1) a disqualifying sale or disposition of an item of Equipment by Lessor prior to any default by Lessee; (2) Lessor's failure to timely or properly claim the Tax Benefits in Lessor's tax return; (3) a disqualifying change in the nature of Lessor's business or liquidation thereof; (4) a foreclosure by any person holding through Lessor a security interest on an item of Equipment which foreclosure results solely from an act of Lessor; or (5) Lessor's failure to have sufficient taxable income or tax liability to utilize the Tax Benefits.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended. For the purposes of this section 10, the term "Lessor" shall include any affiliate group (within the meaning of section 1504 of the Code) of which Lessor is a member for any year in which a consolidated income tax return is filed for such affiliated group. Lessee's obligations under this section shall survive the expiration, cancellation or termination of the Lease.

11. GENERAL TAX INDEMNITY: Lessee will pay, and will defend, indemnify and hold Lessor harmless on an after-tax basis from, any and all Taxes (as defined below) and related audit and contest expenses on or relating to (a) any of the Equipment, (b) the Lease, (c) purchase, acceptance, ownership, lease, possession, use, operation, transportation, return or other disposition of any of the Equipment, and (d) rentals or earnings relating to any of the Equipment or the Lease. "Taxes" means present and future taxes or other governmental charges that are not based on the net income of Lessor, whether they are assessed to or payable by Lessee or Lessor, including, without limitation (i) sales, use, excise, licensing, registration, titling, franchise, business and occupation, gross receipts, stamp and personal property taxes, (ii) levies, imposts, duties, assessments, charges and withholdings, (iii) penalties, fines, and additions to tax and (iv) interest on any of the foregoing. Unless Lessor elects otherwise, Lessor will prepare and file all reports and returns relating to any Taxes and will pay all Taxes to the appropriate taxing authority. Lessee will reimburse Lessor for all such payments promptly on request. On or after any applicable assessment/levy/lien date for any personal property Taxes relating to any Equipment, Lessee agrees that upon Lessor's request Lessee shall pay to Lessor the personal property Taxes which Lessor reasonably anticipates will be due, assessed, levied or otherwise imposed on any Equipment during its Lease Term. If Lessor elects in writing, Lessee will itself prepare and file all such reports and returns, pay all such Taxes directly to the taxing authority, and send Lessor evidence thereof. Lessee's obligations under this section shall survive the expiration, cancellation or termination of the Lease.

12. GENERAL INDEMNITY: Lessee assumes all risk and liability for, and shall defend, indemnify and keep Lessor harmless on an after-tax basis from, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses, including reasonable attorney fees and expenses, of whatsoever kind and nature imposed on, incurred by or asserted against Lessor, in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, possession, use, selection, delivery, lease, operation, condition, sale, return or other disposition of the Equipment or any part thereof (including, without limitation, any claim for latent or other defects, whether or not discoverable by Lessee or any other person, any claim for negligence, tort or strict liability, any claim under any environmental protection or hazardous waste law and any claim for patent, trademark or copyright infringement). Lessee will not indemnify Lessor under this section for loss or liability arising from events which occur after the Equipment has been returned to Lessor or for loss or liability caused directly and solely by the gross negligence or willful misconduct of Lessor. In this section, "Lessor" also includes any director, officer, employee, agent, successor or assign of Lessor. Lessee's obligations under this section shall survive the expiration, cancellation or termination of the Lease.

13. PERSONAL PROPERTY: Lessee represents and agrees that the Equipment is, and shall at all times remain, separately identifiable personal property. Upon Lessor's request, Lessee shall furnish Lessor a landlord's and/or mortgagee's waiver and consent to remove all Equipment. Lessor may display notice of its interest in the Equipment by any reasonable identification. Lessee shall not alter or deface any such indicia of Lessor's interest.

14. DEFAULT: Each of the following events shall constitute an event of default under the Lease: (a) Lessee fails to pay any rent or other amount due under the Lease within ten days of its due date; or (b) Lessee fails to perform or observe any of its obligations in Sections 8, 18, or 22 hereof; or (c) Lessee fails to perform or observe any of its other obligations in the Lease for more than 30 days after Lessor notifies Lessee of such failure; or (d) Lessee or any Lessee affiliate defaults in the payment, performance or observance of any obligation under any loan, credit agreement or other lease in which Lessor or any subsidiary (direct or indirect) of Banc One Corporation (which is Lessor's ultimate parent corporation) is the creditor or lessor; or (e) any statement, representation or warranty made by Lessee in the Lease, in any Schedule or in any document, certificate or financial statement in connection with the Lease proves at any time to have been untrue or misleading in any material respect as of the time when made; or (f) Lessee becomes insolvent or bankrupt, or Lessee admits its inability to pay its debts as they mature, or Lessee makes an assignment for the benefit of creditors, or Lessee applies for, institutes or consents to the appointment of a receiver, trustee or similar official for Lessee or any substantial part of its property or any such official is appointed without Lessee's consent, or Lessee applies for, institutes or consents to any bankruptcy, insolvency, reorganization, debt moratorium, liquidation, or similar proceeding relating to Lessee or any substantial part of its property under the laws of any jurisdiction or any such proceeding is instituted against Lessee without stay or dismissal for more than 30 days, or Lessee commences any act amounting to a business failure or a winding up of its affairs, or Lessee ceases to do business as a going concern or (g) with respect to any guaranty, letter of credit, pledge agreement, security agreement, mortgage, deed of trust, debt subordination agreement or other credit enhancement or credit support agreement (whether now existing of hereafter arising) signed or issued by any party in connection with all or any part of Lessee's obligations under the Lease, the party signing or issuing any such agreement defaults in its obligations thereunder or any such agreement shall cease to be in full force and effect or shall be declared to be null, void, invalid or unenforceable by the party signing or issuing it; or (h) there shall occur in Lessors reasonable opinion any material adverse change in the financial condition, business or operations of Lessee.


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14.  DEFAULT (continued)
As used in this section 14, the term "Lessee" also includes any guarantor (whether now existing or hereafter arising) of all or any part of Lessee's obligations under the Lease and/or any issuer of a letter of credit (whether now existing or hereafter arising) relating to all or any part of Lessee's obligations under the Lease, and the term "Lease" also includes any guaranty or letter of credit (whether now existing or hereafter arising) relating to all or any part of Lessee's obligations under the Lease.

15. REMEDIES. If any event of default exists, Lessor may exercise in any order one or more of the remedies described in the lettered subparagraphs of this section, and Lessee shall perform its obligations imposed thereby:

     (a) Lessor may require Lessee to return any or all Equipment as provided in the Lease.

     (b) Lessor or its agent may repossess any or all Equipment wherever found, may enter the premises where the Equipment is located and disconnect, render unusable and remove it, and may use such premises without charge to store or show the Equipment for sale.

     (c) Lessor may sell any or all Equipment at public or private sale, with or without advertisement or publication, may re-lease or otherwise dispose of it or may use, hold or keep it.

     (d) Lessor may require Lessee to pay to Lessor on a date specified by Lessor, with respect to any or all Equipment (i) all accrued and unpaid rent, late charges and other amounts due under the Lease on or before such date, plus
(ii) as liquidated damages for loss of a bargain and not as a penalty, and in lieu of any further payments of rent, the Stipulated Loss Value of the Equipment on such date, plus (iii) interest at the Overdue Rate on the total of the foregoing ("Overdue Rate" means an interest rate per annum equal to the higher of 18% or 2% over the Prime Rate, but not to exceed the highest rate permitted by applicable law). The parties acknowledge that the foregoing money damage calculation reasonably reflects Lessor's anticipated loss with respect to the Equipment and the related Lease resulting from the event of default. If an event of default under section 14(f) of this Master Lease Agreement exists, then Lessee will be automatically liable to pay Lessor the foregoing amounts as of the next rent payment date unless Lessor otherwise elects in writing.

     (e) Lessee shall pay all costs, expenses and damages incurred by Lessor because of the event of default or its actions under this section, including, without limitation any collection agency and/or attorney fees and expenses, any costs related to the repossession, safekeeping, storage, repair, reconditioning or disposition of the Equipment and any incidental and consequential damages.

     (f) Lessor may terminate the Lease and/or any or all Schedules, may sue to enforce Lessee's performance of its obligations under the Lease and/or may exercise any other right or remedy then available to Lessor at law or in equity.

     Lessor is not required to take any legal process or give Lessee any notice before exercising any of the above remedies. None of the above remedies is exclusive, but each is cumulative and in addition to any other remedy available to Lessor. Lessor's exercise of one or more remedies shall not preclude its exercise of any other remedy. No action taken by Lessor shall release Lessee from any of its obligations to Lessor. No delay or failure on the part of Lessor to exercise any right hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right. After any default, Lessor's acceptance of any payment by Lessee under the Lease shall not constitute a waiver by Lessor of such default, regardless of Lessor's knowledge or lack of knowledge at the time of such payment, and shall not constitute a reinstatement of the Lease if the Lease has been declared in default by Lessor, unless Lessor has agreed in writing to reinstate the Lease and to waive the default.

     If Lessor actually repossesses any Equipment, then it will use commercially reasonable efforts under the then current circumstances to attempt to mitigate its damages; provided, that Lessor shall not be required to sell, re-lease or otherwise dispose of any Equipment prior to Lessor enforcing any of the remedies described above. Lessor may sell or re-lease the Equipment in any manner it chooses, free and clear of any claims or rights of Lessee and without any duty to account to Lessee with respect thereto except as provided below. If Lessor actually sells or re-leases the Equipment, it will credit the net proceeds of any sale of the Equipment, or the net present value (discounted at the then current Prime Rate) of the rents payable under any new lease of the Equipment, against and up to (but not exceeding) the Stipulated Loss Value of the Equipment and any other amounts Lessee owes Lessor, or will reimburse Lessee for and up to (but not exceeding) Lessee's payment thereof. The term "net" as used above shall mean such amount after deducting the costs and expenses described in clause (e) above of this section. If Lessor elects in writing not to sell or re-lease any Equipment, it will similarly credit or reimburse Lessee for Lessor's reasonable estimate of such Equipment's Fair Market Value.

16. LESSOR'S RIGHT TO PERFORM: If Lessee fails to make any payment under the Lease or fails to perform any of its other agreements in the Lease (including, without limitation, its agreement to provide insurance coverage as stated in the Lease), Lessor may itself make such payment or perform such agreement, and the amount of such payment and the amount of the expenses of Lessor incurred in connection with such payment or performance shall be deemed to be additional rent, payable by Lessee on demand.

17. FINANCIAL REPORTS: Lessee agrees to furnish to Lessor: (a) annual financial statements setting forth the financial condition and results of operation of Lessee (financial statements shall include the balance sheet, income statement and changes in financial position and all notes thereto) within 120 days of the end of each fiscal year of Lessee; (b) quarterly financial statements setting forth the financial condition and results of operation of Lessee within 60 days of the end of each of the first three fiscal quarters of Lessee; and (c) such other financial information as Lessor may from time to time reasonably request including, without limitation, financial reports filed by Lessee with federal or state regulatory agencies. All such financial information shall be prepared in accordance with generally accepted accounting principles. If Lessee fails to furnish the annual financial statements to Lessor within 30 days of Lessor's written request, then Lessor may, at its option, charge Lessee a non-performance fee equal to all the rentals due under the Lease for the then current month (unless otherwise prohibited by law) and such fees shall be deemed to be additional rent, payable by Lessee on demand.

18. NO CHANGES IN LESSEE: Lessee shall not: (a) liquidate, dissolve or suspend business; (b) sell, transfer or otherwise dispose of all or a majority of its assets, except that Lessee may sell its inventory in the ordinary course of its business; (c) enter into any merger, consolidation or similar reorganization unless it is the surviving corporation; (d) transfer all or any substantial part of its operations or assets outside of the United States of America; or (e) without 30 days advance written notice to Lessor, change its name or chief place of business. Lessee shall at all times maintain a tangible net worth which is no less than the greater of 75% of its tangible net worth as of the date of the Master Lease Agreement or 75% of its highest tangible net worth thereafter.

19. LATE CHARGES: If any rent or other amount payable under the Lease is not paid when due, then as compensation for the administration and enforcement of Lessee's obligation to make timely payments, Lessee shall pay with respect to each overdue payment on demand an amount equal to the greater of fifteen dollars ($15.00) or five percent (5%) of the each overdue payment (but not to exceed the highest late charge permitted by applicable law) plus any collection agency fees and expenses.

20. NOTICES; POWER OF ATTORNEY: (a) Service of all notices under the Lease shall be sufficient if given personally or couriered or mailed to the party involved at its respective address set forth herein or at such other address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective three days after deposit in the United States mail with postage prepaid, (b) With respect to any power of attorney covered by the Lease, the powers conferred on Lessor thereby: are powers coupled with an interest; are irrevocable; are solely to protect Lessor's interests under the Lease; and do not impose any duty on Lessor to exercise such powers. Lessor shall be accountable solely for amounts it actually receives as a result of its exercise of such powers.

21. ASSIGNMENT BY LESSOR: Lessor and any assignee of Lessor, with or without notice to or consent of Lessee, may sell, assign, transfer or grant a security interest in all or any part of Lessor's rights, obligations, title or interest in the Equipment, the Lease, any Schedule or the amounts payable under the Lease or any Schedule to any entity ("transferee"). The transferee shall succeed to all of Lessor's rights in respect to the Lease (including, without limitation, all rights to insurance and indemnity protection described in the Lease). Lessee agrees to sign any acknowledgement and other documents reasonably requested by Lessor or the transferee in connection with any such transfer transaction. Lessee, upon receiving notice of any such transfer transaction, shall comply with the terms and conditions thereof. Lessee agrees that it shall not assert against any transferee any claim, defense, setoff, deduction or counterclaim which Lessee may now or hereafter be entitled to assert against Lessor. Unless otherwise agreed in writing, the transfer transaction shall not relieve Lessor of any of it obligations to Lessee under the Lease and Lessee agrees that the transfer transaction shall not be construed as being an assumption of such obligations by transferee.

22. NO ASSIGNMENT, SUBLEASE OR LIEN BY LESSEE: LESSEE SHALL NOT DIRECTLY OR INDIRECTLY, (a) MORTGAGE, ASSIGN, SELL, TRANSFER, OR OTHERWISE DISPOSE OF THE LEASE OR ANY INTEREST THEREIN OR THE EQUIPMENT OR ANY PART THEREOF, OR (b) SUBLEASE, RENT, LEND OR TRANSFER POSSESSION OR USE OF THE EQUIPMENT OR ANY PART THEREFOR TO ANY PARTY, OR (c) CREATE, INCUR, GRANT, ASSUME OR ALLOW TO EXIST ANY LIEN ON THE LEASE, ANY SCHEDULE, THE EQUIPMENT OR ANY PART THEREOF.

23. EXPIRATION OF LEASE TERM: (a) At least 90 days (or earlier if otherwise specified), but no more than 270 days prior to expiration of the Lease Term of each Schedule, Lessee shall give Lessor written notice of its electing one of the following options for all (but not less than all) of the Equipment covered by such Schedule: return the Equipment under clause (b) below; or purchase the Equipment under clause (c) below. The election of an option shall be irrevocable. If Lessee fails to give timely notice of its election, it shall be deemed to have elected to return the Equipment.

     (b) If Lessee elects or is deemed to have elected to return the Equipment at the expiration of the Lease Term of a Schedule or if Lessee is obligated at any time to return the Equipment, then Lessee shall, at its sole expense and risk, deinstall, disassemble, pack, crate, insure and return the Equipment to Lessor (all in accordance with applicable industry standards) at any location in the continental United States of America selected by Lessor. The Equipment shall be in the same condition as when received by Lessee, reasonable wear, tear and depreciation resulting from normal and proper use excepted (or, if applicable, in the condition set forth in the Lease or the Schedule), shall be in good operating order and maintenance as required by the Lease, shall be certified as being eligible for any available manufacturer's maintenance program, shall be free and clear of any Liens as required by the Lease, shall comply with all applicable laws and regulations and shall include all manuals, specifications, repair and maintenance records and similar documents. Until Equipment is returned as required above, all terms of the Lease shall remain in full force and effect including, without limitation, obligations to pay rent and insure the Equipment; provided, that after the expiration of any Schedule and before Lessee has completed its return of the Equipment or its purchase option (if elected), the term of the lease of the Equipment covered by such Schedule shall be month-to-month or such shorter period as may be specified by Lessor.

     (c) If Lessee gives Lessor timely notice of its election to purchase Equipment, then on the expiration date of the applicable Schedule Lessee shall purchase all (but not less than all) of the Equipment and shall pay to Lessor the Fair Market Value of the Equipment plus all Taxes (other than income taxes on Lessor's gains on such sale), costs and expenses incurred or paid by Lessor in connection with such sale plus all accrued but unpaid amounts due with respect to the Equipment and/or the Schedule. The Stipulated Loss Value or Economic Value of any item of Equipment shall have no bearing or influence on the determination of Fair Market Value under this clause (c). Upon payment in full of the above amounts, and if no default has occurred and is continuing under the Lease, Lessor shall transfer title to such Equipment to Lessee "as-is, where-is" with all faults and without recourse to Lessor and without any representation or warranty of any kind whatsoever by Lessor, express or implied.

     (d) For purposes of the purchase option of the Lease, the determination of the Fair Market Value of any Equipment shall be determined (1) without deducting any costs of dismantling or removal from the location of use, (2) on the assumption that the Equipment is in the condition required by the applicable return and maintenance provisions of the Lease and is free and clear of any Liens as required by the Lease, and (3) shall be determined by mutual agreement of Lessee and Lessor or, if Lessor and Lessee are not able to agree on such value, by the Appraisal Procedure. "Appraisal Procedure" means the determination of Fair Market Value by an independent appraiser acceptable to Lessor and Lessee or, if the parties are unable to agree on an acceptable appraiser, by averaging the valuation (disregarding the one which differs the most from the other two) of three independent appraisers, the first appointed by Lessor, the second appointed by Lessee and the third appointed by the first two appraisers. For purposes of the "Remedies" section of the Lease, the Fair Market Value shall be determined by Lessor in good faith and any such valuation shall be on an "as-is, where is" basis without regard to the first sentence of this clause (d). Lessee, at its sole expense, shall pay all fees, costs and expenses of the above described appraisers.

24. GOVERNING LAW: THE INTERPRETATION, CONSTRUCTION AND VALIDITY OF THE LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO. WITH RESPECT TO ANY ACTION BROUGHT BY LESSOR AGAINST LESSEE TO ENFORCE ANY TERM OF THE LEASE, LESSEE HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN THE FRANKLIN COUNTY, OHIO. WHERE LESSOR HAS ITS PRINCIPAL PLACE OF BUSINESS AND WHERE PAYMENTS ARE TO BE MADE BY LESSEE.

25. MISCELLANEOUS: (a) Subject to the limitations herein, the Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns. (b) This Master Lease Agreement and each Schedule may be executed in any number of counterparts, which together shall constitute a single instrument. Only one counterpart of each Schedule shall be marked "Lessor's Original" and all other counterparts shall be marked "Duplicate". A security interest in any Schedule may be created through transfer and possession only of the counterpart marked "Lessor's Original". (c) Section and paragraph headings in this Master Lease Agreement and the Schedules are for convenience only and have no independent meaning. (d) The terms of the Lease shall be severable and if any term thereof is declared unconscionable, invalid, illegal or void, in whole or in part, the decision so holding shall not be construed as impairing the other terms of the Lease and the Lease shall continue in full force and effect as if such invalid, illegal, void or unconscionable term were not originally included herein. (e) All indemnity obligations of Lessee under the Lease and all rights, benefits and protections provided to Lessor by warranty disclaimers shall survive the cancellation, expiration or termination of the Lease. (f) Lessor shall not be liable to Lessee for any indirect, consequential or special damages for any reason whatsoever. (g) Each payment made by Lessee shall be applied by Lessor in such manner as Lessor determines in its discretion which may include, without limitation, application as follows: first, to accrued late charges; second, to accrued rent; and third, the balance to any other amounts then due and payable by Lessee under the Lease. (h) If the Lease is signed by more than one Lessee, each of such Lessees shall be jointly and severally liable for payment and performance of all of Lessee's obligations under the Lease.

26. ENTIRE AGREEMENT: THE LEASE REPRESENTS THE FINAL, COMPLETE AND ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO. THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS OR UNDERSTANDINGS AFFECTING THE LEASE OR THE EQUIPMENT. Lessee agrees that Lessor is not the agent of any manufacturer or supplier, that no manufacturer or supplier is an agent of Lessor, and that any representation, warranty or agreement made by a manufacturer, supplier or their employees, sales representatives or agents shall not be binding, on Lessor.

27. JURY WAIVER: ALL PARTIES TO THIS MASTER LEASE AGREEMENT WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS MASTER LEASE AGREEMENT.

                                     STB SYSTEMS, INC.

BANC ONE LEASING CORPORATION         /s/ [NAME ILLEGIBLE]
                                     ----------------------------------------
                                                  (Name of Lessee)

Lessor

By: /s/ [NAME ILLEGIBLE]                By: /s/ [NAME ILLEGIBLE]
   --------------------------------        ----------------------------------

Title: Funding Authority                Title: Chief Operating Officer
      -----------------------------           -------------------------------

                                        Lessee's Witness: Craig Kennington
                                                         --------------------

     Regardless of any prior, present or future oral agreement or course of dealing, no term or condition of the Lease may be amended, modified, waived, discharged, cancelled or terminated except by a written instrument signed by the party to be bound: except Lessee authorizes Lessor to complete the Acceptance Date of each Schedule and the serial numbers of any Equipment.

                         STB SYSTEMS, INC.

                         /s/ [NAME ILLEGIBLE]
                         -------------------------------------
                                     (Name of Lessee)

                         By:
                            ----------------------------------

                         Title:
                               -------------------------------

                              MASTER LEASE ADDENDUM

                             Dated October 30, 1996

Master Lease Agreement Dated As Of October 30, 1996

Lessee: STB Systems, Inc.

     Reference is made to the above Master Lease Agreement ("Master Lease") by and between Banc One Leasing Corporation ("Lessor") and the above lessee ("Lessee"). This Addendum modifies the terms and conditions of the Master Lease. Unless otherwise defined herein, capitalized terms defined in the Master Lease shall have the same meaning when used herein. As part of the valuable consideration to induce the execution of the Master Lease, Lessor and Lessee hereby agree as follows:

     1. In addition to all other events of default set forth in section 14 of the Master Lease, any of the following events shall also be an event default under the Master Lease:

     (a) STB de Mexico, S.A. de C. V. fails for any reason to pay or perform any of STB de Mexico, S.A. de C. V.'s obligations under any present or future agreement or contract with Lessor or Lessee, including, without limitation, any present or future guaranty, or sublease or bailment agreement; or

     (b) Lessee defaults in the payment or performance of any of Lessee's obligations under any Material Indebtedness, provided, that "Material Indebtedness" means (i) any obligations of Lessee to Sanwa Business Credit Corporation under the Loan and Security Agreement dated as of December 21, 1993 or any replacement or substitution with Sanwa Business Credit Corporation for said loan and security agreement, or (ii) any present or future loan, lease or other extension of credit which has an unpaid balance of $10,000,000.00 or more.

     2. Lessor agrees that any notice under clause (c) of Section 14 of the Master Lease shall be in writing.

     3. Clause (h) of Section 14 of the Master Lease, which is the material adverse change event of default, is deleted.

     4. Clause (e) of Section 15 of the Master Lease is deleted and replaced with the following:

     "(e) Lessee shall pay all reasonable costs, expenses and damages incurred by Lessor because of the event of default or its actions under this section, including, without limitation any collection agency and/or attorney fees and expenses, any costs related to the repossession, safekeeping, storage, repair, reconditioning or disposition of the Equipment."

     5. On the same dates that Lessee is required to supply Lessor with financial statements under clauses (a) or (b) section 17 of the Master Lease, Lessee agrees to supply Lessor with a certificate signed by a senior officer of Lessee that Lessee is in compliance with all of its obligations under all agreements relating to then current Material Indebtedness. The last sentence of Section 17 of the Master Lease, which describes the fee payable for Lessee's failure to deliver annual financial information, is deleted.

     6. Clause (d) of Section 18 of the Master Lease is deleted and the following sentence is added to said Section 18:

     "At all times, Lessee shall be a corporation organized and in good standing under the laws of a state of the United States of America, Lessee shall have its corporate headquarters located in the United States of America and Lessee shall undertake substantially all of its operations that are conducted outside of the United States of America through subsidiaries or affiliates that are owned and controlled no less than 50% by Lessee."

     7.   Section 19 of the Master Lease is deleted.

     8. The fourth sentence of Section 21 of the Master Lease is deleted and replaced with the following:

     "Lessee, upon receiving notice of any such transfer transaction, shall comply with the reasonable terms and conditions thereof."

     9. In Section 24 of the Master Lease, the phrase "Franklin County, Ohio" is deleted and replaced with the phrase "Dallas County, Texas".

     10. Except as expressly amended by this Addendum and other written instruments signed by the party to be bound, the Master Lease remains unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date referenced above.

STB SYSTEMS, INC.                       BANC ONE LEASING CORPORATION
(Lessee)                                (Lessor)

By:  /s/ [Name Illegible]               By: [Name Illegible]
    -------------------------------         -------------------------------

Title: Funding Authority                Title: COO
       ----------------------------            ----------------------------

                          BANC ONE LEASING CORPORATION

                     SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER



QUANTITY            DESCRIPTION                                           PAGE 1
---------- ---------------------------------------------------------------------
---------- ---------------------------------------------------------------------

    "ALL PROPERTY DESCRIBED IN THE INVOICES IDENTIFIED BELOW WHICH PROPERTY MAY
     BE GENERALLY DESCRIBED AS MANUFACTURING EQUIPMENT."

     LOCATION: STB DE MEXICO
               VICENTE GUERRERO 7470
               CIUDAD JUAREZ, CHIHUHUA
               MEXICO

     COST:     $4,235,997.50

VENDOR              INVOICE #                  INVOICE AMT
------              ---------                  -----------

MPM                 70414                      $ 23,577.00
MPM                 70562                      $ 58,942.50
MPM                 70563                      $ 35,365.50
MPM                 69568                      $ 24,615.00
MPM                 69989                      $ 61,537.50
MPM                 69990                      $ 36,922.50
MPM                 68917                      $ 24,390.00
MPM                 69510                      $ 60,975.00
MPM                 69511                      $ 36,585.00
MPM                 61627                      $ 24,642.00
MPM                 61813                      $ 61,626.69
MPM                 61814                      $ 36,963.00
MPM                 72570                      $475,570.63
MPM                 71660                      $323,284.01

     TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS, REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIoNS THERETO.

This Schedule A-1 is attached to and made a part of Lease Number 1000054536 and constitutes a true and accurate description of the equipment.

Lessee:

STB SYSTEMS, INC.

---------------------------------------

By: [NAME ILLEGIBLE]
    -----------------------------------

Date: October 30, 1996
      ---------------------------------

                          BANC ONE LEASING CORPORATION

                     SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER

QUANTITY            DESCRIPTION                                           PAGE 2
---------- ---------------------------------------------------------------------
---------- ---------------------------------------------------------------------

PANASONIC                CS29547-001              $  400,000.00
PANASONIC                CS29547-002              $  400,000.00
PANASONIC                CS29547-003              $  400,000.00
ZEVATECH                 10312325                 $1,443,931.17
TDK                      280616                   $  307,070.00














     TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS, REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-1 is attached to and made a part of Lease Number 1000054536 and constitutes a true and accurate description of the equipment.

Lessee:

STB SYSTEMS, INC.
---------------------------------------

By: [NAME ILLEGIBLE]
    -----------------------------------

Date: October 30, 1996
      ---------------------------------

                                SCHEDULE ADDENDUM

                             Dated October 30, 1996

Lease Schedule No. 1000054536   Dated October 30, 1996

Lessee: STB Systems, Inc.

     Reference is made to the above Lease Schedule ("Schedule") and to the Master Lease Agreement ("Master Lease") identified in the Schedule, which are by and between Banc One Leasing Corporation ("Lessor") and the above lessee ("Lessee"). As used herein: "Lease" shall mean the Schedule and the Master Lease, but only to the extent that the Master Lease relates to the Schedule; and "Equipment" shall mean the equipment covered by the Schedule. This Schedule Addendum amends and supplements the terms and conditions of the Lease. Unless otherwise defined herein, capitalized terms defined in the Lease shall have the same meaning when used herein. SOLELY FOR PURPOSES OF THE SCHEDULE, LESSOR AND LESSEE AGREE AS FOLLOWS:

     1. Notwithstanding anything to the contrary in the Lease, with respect to the Schedule, Lessor consents to the sublease or bailment of the Equipment described in the Schedule by Lessee as sublessor or bailor to STB de Mexico, S.A. de C. V. as sublessee or bailee pursuant to the terms and conditions of a Gratuitous Bailment Agreement and to the location of the Equipment covered by the Schedule in the City of Ciudad Juarez, State of Chihuahua, Mexico; provided, that (a) the Gratuitous Bailment Agreement must be satisfactory in form and substance to Lessor (such satisfaction to be evidenced by Lessor's signature thereon); and (b) STB de Mexico, S.A. de C. V. shall execute and deliver to Lessor a guaranty which must be satisfactory in form and substance to Lessor (such satisfaction to be evidenced by Lessor's signature thereon).

     2. As used herein, "Political Risk Insurance" shall mean a policy of insurance issued by National Union Fire Insurance Company of Pittsburgh, PA ("Insurance Company") which insures Lessee and Lessor (or Banc One Texas Leasing Corporation or Bank One, Texas, NA as Lessor's assignee) against risks of expropriation or deprivation of the Equipment by the government of the United Mexican States ("Political Loss") as set forth in such policy of insurance Lessee acknowledges that it has reviewed a copy of the Political Risk Insurance policy.

     (a) With respect to the Schedule, Lessor agrees that Lessee shall not be required to carry any insurance against Political Loss under Section 8 of the Master Lease or to pay the premiums for any insurance against Political Loss that Lessor may deem desirable. Lessor agrees to acquire the Political Loss Insurance and to pay the premiums for such Political Loss Insurance.

     (b) If a Political Loss occurs, such event shall be deemed a Casualty Loss under Section 9 of the Master Lease; provided, that (1) Lessee agrees to continue to pay rent and perform its other obligations under the Lease until the earlier of the date that the Insurance Company pays the amounts due under the Political Risk Insurance or the date that Lessor has exhausted its rights and remedies under the Political Risk Insurance; (2) Lessor agrees that it will pursue with reasonable diligence its rights against the Insurance Company under the Political Risk Insurance; and (3) notwithstanding anything to the contrary in Section 9 of the Master
     Lease as it relates to the Schedule, within thirty (30) days of the earlier of the date that the Insurance Company pays the amounts due under the Political Risk Insurance or the date that Lessor has exhausted its rights and remedies under the Political Risk Insurance, Lessee shall pay to Lessor the Stipulated Loss Value of the Equipment affected by the Political Loss less the aggregate of the amount that the Insurance
     Company has paid to Lessor under the Political Risk Insurance and the amount that the United Mexican States has paid to Lessor as a result of the Political Loss.

     3. With respect to clause (1) of Subsection 9(b) of the Master Lease, Lessor and Lessee agree that: (i) remaining rents include all rents payable under the Schedule as if Lessee had elected to renew the Lease Term for the First Renewal Term and the Second Renewal Term as described in the Renew, Purchase or Return Addendum to the Schedule; and (ii) no amount is due under the Schedule as is described in the bracketed provisions of said clause (1). With respect to clause (2) of Subsection 9(b) of the Master Lease, Lessor and Lessee agree that Economic Value will be determined as of the end of the above-described Second Renewal Term.

     4. Notwithstanding anything to the contrary in paragraph A on the reverse side of the Schedule, if Lessor executes and delivers the Schedule to Lessee and if Lessor pays all of the suppliers of the Equipment the full Lessor's Cost of the Equipment (the date as of which both of said events shall have occurred will be called the "Funding Date"), then except as otherwise specified in writing by Lessor to Lessee before said Funding Date, all conditions to the Schedule being binding on Lessor will be deemed satisfied.

     5. The out-of-pocket expenses described as being payable by Lessee in the last sentence of paragraph B on the reverse side of the Schedule shall not exceed $600.00.

     6. With respect to clause (a) of Paragraph D on the reverse side of the Schedule, the following phrase is deleted: "and is qualified to do business and is in good standing under the laws of each other state in which the Equipment is or will be located".

     7. With respect to clause (c) of Paragraph D on the reverse side of the Schedule, said representation is true and accurate except to the extent enforcement is limited by State and Federal laws regarding bankruptcy, insolvency or debt reorganization or other similar laws of general application or the application of principles of equity.

     8. In the event of any conflict between the terms of the Master Lease and the terms of the Schedule as each is amended by its addenda, the terms of the Schedule shall control.

     9. Except as expressly amended or supplemented by this Addendum and other instruments signed by Lessor, the Lease remains unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date referenced above.

STB Systems, Inc.                  Banc One Leasing Corporation
(Lessee)                           (Lessor)

By: /s/  [NAME ILLEGIBLE]          By: /s/  [NAME ILLEGIBLE]
   ---------------------------        -----------------------------

Title: Chief Operating Officer     Title: Funding Authority
      ------------------------           --------------------------

                               CORPORATE GUARANTY

                             Dated October 30, 1996

Lessee Name: STB Systems, Inc.

Master Lease Agreement Dated October 30, 1996

Equipment Cost: Up To $4,400,000.00

     1. For valuable consideration, the receipt of which is hereby acknowledged, STB DE MEXICO, S.A. DE C.V. (hereinafter called the "undersigned" or "Guarantor") guarantees to BANC ONE LEASING CORPORATION (hereinafter called "Lessor") the full and prompt performance by the lessee identified above (hereinafter called "Lessee"), of all obligations which Lessee now has or may hereafter have to Lessor, including but not limited to obligations under equipment leases and promissory notes executed in connection with anticipated equipment leases (including but not limited to all present and future lease schedules and promissory notes under the Master Lease identified above, with a total original equipment cost to the Lessor of no more than the amount of the Equipment Cost set forth above), and unconditionally guarantee the prompt payment when due (whether at scheduled maturity, upon acceleration or otherwise) of any and all sums, indebtedness and liabilities of whatsoever nature, due or to become due, direct or indirect, absolute or contingent, now or hereafter at any time owed or contracted by Lessee to Lessor, and all costs and expenses of and incidental to collection of any of the foregoing, including reasonable attorneys' fees (all of the foregoing hereinafter called "Obligations"). It is the undersigned's express intention that this guaranty in addition to covering all present Obligations of Lessee to Lessor, shall extend to all future Obligations of Lessee to Lessor, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or are reincurred, whether or not such Obligations are related to the Master Lease identified above, whether or not such Obligations exceed the Equipment Cost identified above, and whether or not such Obligations are specifically contemplated by the undersigned, Lessee, and Lessor as of the date hereof.

     2. This is an absolute and unconditional guarantee of payment and not of collection. Lessor shall not be required, as a condition of the liability of the undersigned, to resort to, enforce or exhaust any of its remedies against the Lessee or any other party who may be liable for payment on any Obligation or to resort to, marshall, enforce or exhaust any of its remedies against any leased property or any property given or held as security for this Guaranty or any Obligation.

     3. The undersigned hereby waive and grant to Lessor, without notice to the undersigned and without in any way affecting the liability of the undersigned, the right at any time and from time to time, to extend other and additional credit, leases, loans or financial accommodations to Lessee apart from the Obligations, to deal in any manner as it shall see fit with any Obligation of Lessee to Lessor and with any leased property or security for such Obligation, including, but not limited to, (i) accepting partial payments on account of any Obligation, (ii) granting extensions or renewals of all or any part of any Obligation, (iii) releasing, surrendering, exchanging, dealing with, abstaining from taking, taking, abstaining from perfecting, perfecting, or accepting substitutes for any or all leased property or security which it holds or may hold for any Obligation, (iv) modifying, waiving, supplementing or otherwise changing any of the terms, conditions or provisions contained in any Obligation and (v) the addition or release of any other party or person liable hereon, liable on the Obligations or liable on any other guaranty executed to guarantee any of Lessee's Obligations. The undersigned jointly and severally hereby agree that any and all settlements, compromises, compositions, accounts stated and agreed balances made in good faith between Lessor and Lessee shall be binding upon the undersigned.

     4. Every right, power and discretion herein granted to Lessor shall be for the benefit of the successors or assigns of Lessor and of any transferee or assignee of any Obligation covered by this Guaranty, and in the event any such Obligation shall be transferred or assigned, every reference herein to Lessor shall be construed to mean, as to such Obligation, the transferee or assignee thereof. This Guaranty shall be binding upon each of the undersigned's executors, administrators, heirs, successors and assigns.

     5. This Guaranty shall continue in force for so long as Lessee shall be obligated to Lessor, and thereafter until Lessor shall have actually received written notice of the termination hereof from the undersigned, it being contemplated that Lessee may borrow, lease, repay and subsequently borrow money from or lease property from, or become obligated to, Lessor from time to time, and the undersigned, not having given notice of the termination hereof as herein provided for, shall be deemed to have permitted this Guaranty to remain in full force and effect for the purpose of inducing Lessor to make further leases or loans to Lessee; provided, however, no notice of termination of this Guaranty shall affect in any manner the rights of Lessor arising under this Guaranty with respect to the following: (a) any Obligation incurred by Lessee in connection with the Master Lease identified above with a total equipment cost of no more than the amount of the Total Equipment Cost set forth above, whether such obligation is in the form of a lease or a promissory note; or (b) any Obligation incurred by Lessee prior to receipt by Lessor of written notice of termination or any Obligation incurred after receipt of such written notice pursuant to a written agreement entered into by Lessor prior to receipt of such notice. The undersigned expressly waive notice of the incurring by Lessee of any Obligation to Lessor. The undersigned also waive presentment, demand of payment, protest, notice of dishonor or nonpayment of or nonperformance of any Obligation.

     6. The undersigned hereby waive any claims or rights which they might now have or hereafter acquire against Lessee or any other person primarily or contingently liable on any Obligation of Lessee, which claims or rights arise from the existence or performance of the undersigned's obligations under this Guaranty or any other guaranty or under any instrument or agreement with respect to any leased property or any property constituting collateral or security for this Guaranty or any other guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Lessor or any other creditor which the undersigned now has or hereafter acquires, whether such claim or right arises in equity, under contract or statute, at common law, or otherwise.

     7. Lessor's rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lessor upon the bankruptcy, insolvency or reorganization of the Lessee, the undersigned, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

     8. The undersigned jointly and severally agree to pay to Lessor all costs and expenses, including reasonable attorneys' fees, incurred by Lessor in the enforcement or attempted enforcement of this Guaranty, whether or not suit is filed in connection therewith, or in the exercise by Lessor of any right, privilege, power or remedy conferred by this Guaranty.

     9. The undersigned represent and warrant that they have relied exclusively on their own independent investigation of Lessee, the leased property and the collateral for their decision to guarantee Lessee's Obligations now existing or thereafter arising. The undersigned agree that they have sufficient knowledge of the Lessee, the leased property, and the collateral to make an informed decision about this Guaranty, and that Lessor has no duty or obligatiOn to disclose any information in its possession or control about Lessee, the leased property, and the collateral to the undersigned. The undersigned warrant to Lessor that they have adequate means to obtain from the Lessee on a continuing basis information concerning the financial condition of the Lessee and that they are not relying on Lessor to provide such information either now or in the future.

     10. As long as any indebtedness under any of the Obligations remains unpaid or any credit is available to Lessee under any of the Obligations, the undersigned agree to furnish to Lessor: (a) annual financial statements setting forth the financial condition and results of operation of the undersigned (financial statements shall include balance sheet, income statement, changes in financial position and all notes thereto) within 120 days of the end of each fiscal year of the undersigned; (b) quarterly financial statements setting forth the financial condition and results of operation of the undersigned within 60 days of the end of each of the first three fiscal quarters of the undersigned; and (c) such other financial information as Lessor may from time to time request including, without limitation, financial reports filed by the undersigned with federal or state regulatory agencies.

     11. No postponement or delay on the part of Lessor in the enforcement of any right hereunder shall constitute a waiver of such right. The failure of any person or entity to sign this Guaranty shall not discharge the liability of any of the undersigned.

     12. GUARANTOR HEREBY EXPRESSLY WAIVES THE BENEFITS ESTABLISHED BY ARTICLES 2709, 2710 AND 2712 OF THE CIVIL CODE FOR THE STATE OF CHIHUAHUA. LIKEWISE, GUARANTOR EXPRESSLY WAIVES THE BENEFITS ESTABLISHED IN ARTICLES 2738, 2739, 2740, 2742 AND 2743 OF THE CIVIL CODE FOR THE STATE OF CHIHUAHUA, AUTHORIZING LESSOR WITHOUT NOTICE OR DEMAND AND WITHOUT LIABILITY TO THE TERMS OF PARAGRAPHS 1, 2, 3, 4, 5, 6, 7, AND 8 OF THIS GUARANTY.

     13. Any and all amounts required to be paid by the undersigned hereunder shall be paid in lawful money of the United States of America strictly in accordance with the terms and provisions of the Obligations, without set-off or counterclaim and without deduction for and free and clear of any and all taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed with respect to the Obligations or this Guaranty or the proceeds to the holder hereof by the country identified below or any other country or any political subdivision or taxing authority or other agency thereof or therein other than the United States of America or any of its political subdivisions ("Foreign Taxes"). If any Foreign Taxes are required to be deducted or withheld from any amounts payable to Lessor under this Guaranty, such amount payable shall be increased to yield to Lessor (after payment of all Foreign Taxes) the amount specified to be paid hereunder, reduced by the amount of any foreign tax credit actually received and used by Lessor under the income tax laws of the United States resulting from the payment of such Foreign Taxes. Whenever any Foreign Tax is paid by the undersigned on behalf of Lessor, as promptly as possible thereafter the undersigned shall send Lessor an official receipt showing payment thereof, together with such additional documentary evidence as may be required from time to time by Lessor. The obligation of the undersigned hereunder to make payments in lawful money of the United States of America shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than United States Dollars EXCEPT TO THE EXTENT that any such tender or recovery shall comply with mandatory laws of the United Mexican States which provide for payment of obligations in the currency of the United Mexican States; provided, that any such payment in currency of the United Mexican States shall be made at the then current legal exchange rate in the United Mexican States if mandatory laws of the United Mexican States require Lessor to accept such legal exchange rate or, if permitted by the laws of the United Mexican States, at the then current market exchange rate that results in the effective receipt by Lessor of the full amount of United States Dollars expressed to be payable hereunder.

          Undersigned's Country of Organization: United Mexican States

     14. For purposes of this Guaranty and the resolution of disputes hereunder, the parties irrevocably submit and consent to, and waive any objection to, the jurisdiction and venue of the state or federal courts located in Dallas County, Texas it being acknowledged and agreed that the subject matter of the Lease is located in Dallas County, Texas. Venue for the enforcement of any obligations contained herein shall lie in Dallas County, Texas and the parties hereby waive the right to be sued elsewhere. The undersigned further agree that final judgement against it in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of its liability.

     15. This Guaranty contains the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written, with respect to the subject matter hereof. This Guaranty is not intended to replace or supersede any other guaranty which the undersigned have entered into or may enter into in the future. The undersigned may enter into additional guaranties in the future which may or may not refer to the Master Lease identified above and such guaranties are not intended to replace or supersede this Guaranty unless specifically provided in that additional guaranty. The interpretation, construction and validity of this guaranty shall be governed by the laws of the State of Ohio in the United States of America.

                     [The next page is the signature page.]

ALL PARTIES TO THIS GUARANTY, INCLUDING GUARANTOR AND LESSOR, WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS GUARANTY.

Guarantor:

STB DE MEXICO, S.A. DE C.V.
(Name of Guarantor)

By: /s/  [NAME ILLEGIBLE]
   --------------------------------------

Title: Chief Operating Officer
      -----------------------------------

Witness: Craig Kennington
        ---------------------------------

                                ACKNOWLEDGED BY:

STB SYSTEMS, INC.                    BANC ONE LEASING CORPORATION
(Lessee)                             (Lessor)

By: /s/  [NAME ILLEGIBLE]            By: /s/ [NAME ILLEGIBLE]
   -----------------------------        -----------------------------

Title: Chief Operating Officer       Title: Funding Authority
      --------------------------           --------------------------

                       Renew, Purchase, or Return Addendum

                       (Fair Market Value or Stated Price)

                             Dated October 30, 1996

Master Lease Agreement Date: October 30, 1996

Lease Schedule Number 1000054536

Lessee Name: STB Systems, Inc.

     Reference is made to the Master Lease Agreement identified above ("Master Lease") and to the Lease identified above ("Lease"), which are by and between Banc One Leasing Corporation ("Lessor") and the lessee identified above ("Lessee"). As used herein: "Lease" shall mean the Lease and the Master Lease, but only to the extent that the Master Lease relates to the Lease; and "Equipment" shall mean the equipment covered by the Lease. This Addendum modifies the terms and conditions of the Lease. Unless otherwise defined herein, capitalized terms defined in the Lease shall have the same meaning when used herein. Solely for purposes of the Lease, Lessor and Lessee agree as follows:

     1. Solely for purposes of the Lease and the Equipment, Lessor and Lessee agree that on the Expiration Date (as defined below), Lessee SHALL either purchase all, but not less than all, of the Equipment as provided in paragraph 2 below OR renew the Lease Term of the Lease as set forth in paragraph 4 below OR return all, but not less than all, of the Equipment pursuant to paragraph 3 below. "Expiration Date" shall mean the expiration date of the initial Lease Term as set forth in the Lease.

     2. If Lessee elects to purchase the Equipment by giving Lessor written notice of Lessee's intent to purchase the Equipment at least 30 days, but no more than 90 days, prior to the Expiration Date, then on the Expiration Date Lessee shall purchase all of the Equipment and shall pay to Lessor the Purchase Price (as defined below). The "Purchase Price" shall be an amount equal to (a) all rent, all Taxes (including, without limitation, all Taxes due in connection with Lessor's receipt of the Purchase Price, but excluding income Taxes on Lessor's gain on such sale) and all other amounts then due and payable by Lessee under the Lease PLUS (b) the GREATER of the Fair Market Value (as defined in Master Lease section 23(d) for purposes of Lessee's purchase option) of the Equipment or the Minimum Value set forth below. If after sending the above notice to Lessor, but prior to the Expiration Date, Lessee informs Lessor that Lessee will not pay the Purchase Price, then Lessee shall automatically be deemed to have elected to renew the Lease Term of the Equipment under paragraph 4 below.

     MINIMUM VALUE: 54.8% of the Lessor's Cost of the Equipment.

     3. If Lessee elects to return the Equipment by giving Lessor written notice of Lessee's intent to return the Equipment at least 90 days, but no more than 270 days, prior to the Expiration Date, then on the Expiration Date Lessee shall return the Equipment in compliance with paragraph

(b) of Section 23 of the Master Lease and pay to Lessor a return and remarketing fee not to exceed 34.5% of the Lessor's Cost of the Equipment; provided, that Lessee acknowledges and agrees that the return and remarketing fee shall be determined BY LESSOR in its sole and absolute discretion and that Lessee shall have no right to contest or appeal Lessor's determination of the return and remarketing fee. If after sending the above notice to Lessor, but at least 60 days prior to the Expiration Date, Lessee informs Lessor that Lessee will not pay the return and remarketing fee determined by Lessor, then Lessee shall automatically be deemed to have elected to renew the Lease Term of the Equipment under paragraph 4 below.

     4. If Lessee elects (or is deemed to have elected) to renew the Lease Term of the Equipment or if Lessee fails to give timely notice under paragraphs 2 or 3 above, then on the Expiration Date the Lease Term of the Lease shall be renewed and extended for an additional term as set forth below ("First Renewal Term"). All provisions of the Lease and the Master Lease to the extent that it relates to the Lease shall remain in full force and effect and shall apply during the First Renewal Term, except that during the First Renewal Term, Lessee shall pay, in the same manner as provided in the Lease, rent as set forth below in consecutive monthly payments commencing with the first day of the First Renewal Term and on the same day of each month thereafter until the entire First Renewal Term rent is paid in full.

     FIRST RENEWAL TERM: 12 months

     FIRST RENEWAL RENT: $83,892.88 per month (excluding Taxes)

     Notwithstanding anything to the contrary in the Lease, Lessee acknowledges and agrees that on the Expiration Date, Lessee shall NOT have the return or purchase options set forth in section 23 of the Master Lease and Lessee shall only have the options set forth above.

     5. If the Lease Term of the Lease is renewed under paragraph 4 above and if Lessee pays and performs all of its obligations under the Lease through to the First Renewal Expiration Date (as defined below), then at the First Renewal Expiration Date, Lessee SHALL either purchase all, but not less than all, of the Equipment as provided in paragraph 6 below OR renew the Lease Term of the Lease as set forth in paragraph 8 below OR return all, but not less than all, of the Equipment pursuant to paragraph 7 below. "First Renewal Expiration Date" shall mean the expiration date of the First Renewal Term.

     6. If Lessee elects to purchase the Equipment by giving Lessor written notice of Lessee's intent to purchase the Equipment at least 30 days, but no more than 90 days, prior to the First Renewal Expiration Date, then on the First Renewal Expiration Date Lessee shall purchase all of the Equipment and shall pay to Lessor the First Renewal Purchase Price (as defined below). The "First Renewal Purchase Price" shall be an amount equal to (a) all rent, all Taxes (including, without limitation, all Taxes due in connection with Lessor's receipt of the First Renewal Purchase Price, but excluding income Taxes on Lessor's gain on such sale) and all other amounts then due and payable by Lessee under the Lease PLUS (b) the GREATER of the Fair Market Value (as defined in Master Lease section 23(d) for purposes of Lessee's purchase option) of the Equipment or the Minimum Value set forth below. If after sending the above notice to Lessor, but prior to the First Renewal Expiration Date, Lessee informs Lessor that Lessee will not pay the First Renewal

Purchase Price, then Lessee shall automatically be deemed to have elected to renew the Lease Term of the Equipment under paragraph 8 below.

     MINIMUM VALUE: 34.3% of the Lessor's Cost of the Equipment.

     7. If Lessee elects to return the Equipment by giving Lessor written notice of Lessee's intent to return the Equipment at least 90 days, but no more than 270 days, prior to the First Renewal Expiration Date, then on the First Renewal Expiration Date Lessee shall return the Equipment in compliance with paragraph (b) of Section 23 of the Master Lease and pay to Lessor a return and remarketing fee not to exceed 19.3% of the Lessor's Cost of the Equipment; provided, that Lessee acknowledges and agrees that the return and remarketing fee shall be determined BY LESSOR in its sole and absolute discretion and that Lessee shall have no right to contest or appeal Lessor's determination of the return and remarketing fee. If after sending the above notice to Lessor, but at least 60 days prior to the First Renewal Expiration Date, Lessee informs Lessor that Lessee will not pay the return and remarketing fee determined by Lessor, then Lessee shall automatically be deemed to have elected to renew the Lease Term of the Equipment under paragraph 8 below.

     8. If Lessee elects (or is deemed to have elected) to renew the Lease Term of the Equipment or if Lessee fails to give timely notice under paragraphs 6 or 7 above, then on the First Renewal Expiration Date the Lease Term of the Lease shall be renewed and extended for an additional term as set forth below ("Second Renewal Term"). All provisions of the Lease and the Master Lease to the extent that it relates to the Lease shall remain in full force and effect and shall apply during the Second Renewal Term, except that during the Second Renewal Term, Lessee shall pay, in the same manner as provided in the Lease, rent as set forth below in consecutive monthly payments commencing with the first day of the Second Renewal Term and on the same day of each month thereafter until the entire Second Renewal Term rent is paid in full.

     SECOND RENEWAL TERM: 12 months

     SECOND RENEWAL RENT: $83,892.88 per month (excluding Taxes)

Notwithstanding anything to the contrary in the Lease, Lessee acknowledges and agrees that on the First Renewal Expiration Date, Lessee shall not have the return or purchase options set forth in section 23 of the Master Lease and Lessee shall only have the options set forth above.

     9. If the Lease Term of the Lease is renewed under paragraph 8 above and if Lessee pays and performs all of its obligations under the Lease through to the expiration of the Second Renewal Term, then at the expiration of the Second Renewal Term: (a) Lessee shall have the return or purchase options as to the Equipment set forth in section 23 of the Master Lease so long as Lessee complies with the notice and other requirements of said section 23; and (b) Lessor acknowledges that a return and remarketing fee such as is described in paragraphs 3 or 7 of this Addendum shall not be payable by Lessee if Lessee returns the Equipment in accordance with the terms of the Lease.

     10. With respect to any sale of Equipment to Lessee under this Addendum, such sale shall be on an "as-is, where-is" basis with all faults and without recourse to Lessor and without any representation or warranty of any kind whatsoever by Lessor, express or implied. Lessor expressly re-affirms its disclaimers as set forth in section
7 of the Master Lease.

     11. This Addendum is hereby made a part of the Lease. Except as expressly amended hereby, the Lease and the Master Lease remain in full force and effect.


Lessee:

STB SYSTEMS, INC.

By: /s/  [NAME ILLEGIBLE]
   ---------------------------------

Title:  COO
      ------------------------------

Lessor:

BANC ONE LEASING CORPORATION

By: /s/ [NAME ILLEGIBLE]
   ---------------------------------

Title: Funding Authority
      ------------------------------

                                                                           LEASE

[LOGO]                                  LEASE SCHEDULE NO.   1000054536
                                                          ------------------

LESSOR:        BANC ONE LEASING CORPORATION

LESSEE:        STB SYSTEMS, INC.
       -------------------------------------------------------------------------

1. GENERAL. Reference is made to the Master Lease Agreement dated as of October 30, 1996, as amended from time to time ("Master Lease"), between the above Lessee and Lessor. This Lease Schedule is signed and delivered under the Master Lease. Unless otherwise defined herein, capitalized terms defined in the Master Lease will have the same meaning when used in this Schedule.

2. LEASE. Lessor leases to Lessee, and Lessee leases from Lessor, all of the property ("Equipment") described below:


QUANTITY    DESCRIPTION (NEW UNLESS SPECIFIED AS USED)                           LESSOR'S COST
--------    ------------------------------------------                           -------------
            "ALL PROPERTY DESCRIBED IN THE ATTACHED             Equipment Cost    4,235,997.50
            SCHEDULE A-1 AND INVOICES INDENTIFIED THEREIN,"     Documentation Fee       375.00
                                                                Sales Tax                 0.00


                                                                       TOTAL     $4,236,372.50
                                                                                 -------------

3. LEASE TERM AND RENT. The Lease Term for the Equipment begins on the earlier of the Acceptance Date or the Commencement Date and continues for the number of months after the Commencement Date as stated in the Lease Term box below. The Acceptance Date is the date that Lessor accepts this Schedule as stated below Lessor's signature. The Commencement Date is the / / 1st / / 5th day of the month in which the Acceptance Date occurs.


----------     -----------------------      ----------------------------------
LEASE TERM     NUMBER OF RENT PAYMENTS      RENT PAYMENTS (EXCLUDING TAXES)
                                             1 ADVANCE PAYMENT AT $83,892.88
                         36                 35 MONTHLY PAYMENTS AT $83,892.88
36 Months
----------     -----------------------      ----------------------------------

RENT DUE DATES: On the Commencement Date and on the same day of each Month thereafter until paid in full.

Total Advance Payment of $83,892.88 to be applied as follows:

$ 0.00  Security Deposit    $ 83,892.88   First and Last _____ Rent Payment(s)
------                      -----------
$ 0.00  Set-up/Filing/      $      0.00   Other (Specify)
        Search Fees

Lessee shall pay to Lessor all amounts stated above on the due dates stated above, except that the Total Advance Payment is due on the Commencement Date. There shall be added to each rent payment all applicable Taxes as in effect from time to time.

4. TITLE TO EQUIPMENT; QUIET POSSESSION. Lessee agrees that Lessor is the lawful owner of the Equipment and that good and marketable title to the Equipment shall remain with Lessor at all times. Lessee at its sole expense will protect and defend Lessor's good and marketable title to the Equipment against all claims and demands whatsoever except for Liens created directly by Lessor. This Schedule is intended to be a lease transaction. Lessee shall have no right, title or interest in any of the Equipment except the right to peacefully and quietly hold and use the Equipment in accordance with the terms of the Lease during the Lease Term unless and until a default shall occur.

5. TAX REPRESENTATIONS. Lessee represents and agrees that: (a) Lessee does not have, and the Lease will not create for Lessee, any equity or ownership interest in the Equipment; (b) the Equipment is not now, and will not be, "tax-exempt use property" as defined in Code Section 168; (c) the Equipment has been placed in service on the Acceptance Date.

6. LESSEE'S ASSURANCES. Lessee irrevocably and unconditionally: (a) reaffirms all of the terms and conditions of the Master Lease and agrees that the Master Lease remains in full force and effect; (b) agrees that the Equipment is and will be used at all times solely for commercial purposes, and not for personal, family or household purposes; and (c) incorporates all of the terms and conditions of the Master Lease as if fully set forth in this Schedule.

7. PURCHASE ORDERS AND ACCEPTANCE OF EQUIPMENT. Lessee agrees that (i) Lessor has not selected, manufactured, sold or supplied any of the Equipment,
(ii) Lessee has selected all of the Equipment and its suppliers, and (iii) Lessee has received a copy of, and approved, the purchase orders or purchase contracts for the Equipment. AS BETWEEN LESSEE AND LESSOR, LESSEE AGREES
THAT: (a) LESSEE HAS RECEIVED, INSPECTED AND APPROVED ALL OF THE EQUIPMENT;
(b) ALL EQUIPMENT IS IN GOOD WORKING ORDER AND COMPLIES WITH ALL PURCHASE ORDERS OR CONTRACTS AND ALL APPLICABLE SPECIFICATIONS; (c) LESSEE IRREVOCABLY ACCEPTS ALL EQUIPMENT FOR PURPOSES OF THE LEASE "AS-IS, WHERE-IS" WITH ALL FAULTS; AND (d) LESSEE UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO REVOKE ITS ACCEPTANCE OF THE EQUIPMENT.

8. MISCELLANEOUS:





LESSEE HAS READ AND UNDERSTOOD ALL OF THE TERMS OF THIS SCHEDULE, LESSEE AGREES THAT THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS WITH LESSOR REGARDING THE EQUIPMENT OR THIS SCHEDULE. THIS SCHEDULE IS EXPRESSLY SUBJECT TO THE TERMS AND CONDITIONS ON THE REVERSE SIDE OF THIS SCHEDULE.

Accepted By:                       STB SYSTEMS, INC.
                                   ------------------------------------------
BANC ONE LEASING CORPORATION                     (Name of Lessee)

By: /s/ [NAME ILLEGIBLE]           By:  /s/  [NAME ILLEGIBLE]
   ------------------------------      --------------------------------------

Title: Funding Authority           Title:    COO
      ---------------------------         -----------------------------------

Acceptance Date:                    Witness Signature: /s/ CRAIG KENNINGTON
                -----------------                     -----------------------

           White: Lessor's Original  Yellow: Duplicate  Pink: Duplicate

                         ADDITIONAL TERMS AND CONDITIONS

     The following terms and conditions are expressly made a part of and incorporated in the Schedule on the front side hereof.

     A. CONDITIONS. No lease of Equipment under this Schedule shall be binding on Lessor, and Lessor shall have no obligation to purchase the Equipment covered hereby, unless: (a) Lessor has received evidence of all required insurance; (b) in Lessor's sole judgement, there has been no material adverse change in the financial condition or business of Lessee or any guarantor; (c) Lessee has signed and delivered to Lessor this Schedule, which must be satisfactory to Lessor, and Lessor has signed and accepted this Schedule; (d) no change in the Code or any regulation thereunder, which in Lessor's sole judgment would adversely affect the economics to Lessor of the lease transaction, shall have occurred or shall appear to be imminent; (e) Lessor has received, in form and substance satisfactory to Lessor, such other documents and information as Lessor shall reasonably request; and (f) Lessee has satisfied all other reasonable conditions established by Lessor.

     B. OTHER DOCUMENTS: EXPENSES: Lessee agrees to sign and deliver to Lessor any additional documents deemed desirable by Lessor to effect the terms of the Master Lease or this Schedule including, without limitation, Uniform Commercial Code financing statements which Lessor is authorized to file with the appropriate filing officers. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee to prepare, sign, amend, file or record any Uniform Commercial Code financing statements or other documents deemed desirable by Lessor to perfect, establish or give notice of Lessor's interests in the Equipment or in any collateral as to which Lessee has granted Lessor a security interest. The signing or filing of Uniform Commercial Code financing statements and other recordings are undertaken as a precaution only since the parties intend this Schedule to be a lease transaction. Lessee shall pay upon Lessor's written request any actual out-of-pocket costs and expenses paid or incurred by Lessor in connection with the above terms of this section or the funding and closing of this Schedule.

     C. SECURITY DEPOSIT: As collateral for Lessee's obligations under the Lease, Lessee hereby grants to Lessor a security interest in the sums specified in this Schedule as a "Security Deposit". At its option, Lessor may apply all or any part of said Security Deposit to cure any default of Lessee under the Lease. If upon final termination of this Schedule, Lessee has fulfilled all of the terms and conditions hereof, then Lessor shall pay to Lessee upon Lessee's written request any remaining balance of the Security Deposit for this Schedule, without interest.

     D. REPRESENTATIONS AND WARRANTIES: Lessee represents and warrants that: (a) Lessee is a corporation, partnership or proprietorship duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business and is in good standing under the laws of each other state in which the Equipment is or will be located; (b) Lessee has full power, authority and legal right to sign, deliver and perform the Master Lease, this Schedule and all related documents and such actions have been duly authorized by all necessary corporate, partnership or proprietorship action; and (c) the Master Lease, this Schedule and each related document has been duly signed and delivered by Lessee and each such document constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms.